SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 30, 1999

                     PHOENIX INTERNATIONAL INDUSTRIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                   000-17058              59-2564162
           -------                   ---------              ----------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.)       (IRS EMPLOYER
      OF INCORPORATION)                                IDENTIFICATION NUMBER)

                              REGISTRANT'S ADDRESS
             501 SOUTH DIXIE HIGHWAY, WEST PALM BEACH, FLORIDA 33410

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (561) 832-5208

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              ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

            ON AUGUST 6, 1999 THE COMPANY DISCHARGED ITS INDEPENDENT ACCOUNTANT, KANE HOFFMAN & DANNER, PA , AND ENGAGED A NEW INDEPENDENT ACCOUNTANT, WISENEC, ANDRES & ASSOCIATES, PA,
      TO AUDIT THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED
 MAY 31, 1999. THE DECISION TO CHANGE ACCOUNTANTS WAS APPROVED BY THE COMPANY'S
                               BOARD OF DIRECTORS.

        THE REPORTS ON THE FINANCIAL STATEMENTS FOR THE PAST YEAR DO NOT CONTAIN ANY ADVERSE OPINION OR DISCLAIMERS OF OPINION, NOR WERE THEY QUALIFIED
     OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE, OR ACCOUNTING PRINCIPLES.

        THIS CHANGE IN THE COMPANY'S ACCOUNTANTS WAS DUE TO THE COMPANY'S DESIRE TO ENGAGE AN AUDITOR WHOSE OFFICES ARE IN CLOSER PROXIMITY TO ITS
                            CORPORATE HEADQUARTERS.
           THERE WERE NO DISAGREEMENTS WITH KANE, HOFFMAN & DANNER, PA
                    ON ANY MATTER OF ACCOUNTING PRINCIPLES OR
             PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING
                               SCOPE OR PROCEDURE.

                                   SIGNATURES

              PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF
             1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
                           SIGNED ON ITS BEHALF BY THE

                      UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                     PHOENIX INTERNATIONAL INDUSTRIES, INC.

                             BY: /S/ GERARD HARYMAN

                                 GERARD HARYMAN
                                    PRESIDENT

                                 AUGUST 30, 1999

                                ITEM 7 EXHIBITS

                           EXHIBIT 1 ACCOUNT'S LETTER

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                                 EXHIBIT INDEX

Exhibit                          Description
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   1                             Account's letter